UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) April 22, 2013

RALPH LAUREN CORPORATION
(Exact Name of Registrant as Specified in Its Charter)

DELAWARE
(State or Other Jurisdiction of Incorporation)

001-13057	13-2622036
(Commission File Number)	(IRS Employer Identification No.)

650 MADISON AVENUE, NEW YORK, NEW YORK	10022
(Address of Principal Executive Offices)	(Zip Code)

(212) 318-7000
(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01	OTHER EVENTS.

On April 22, 2013, Ralph Lauren Corporation (the “Company”) entered into non-prosecution agreements (each a “Non-Prosecution Agreement”) with each of the U.S. Securities and Exchange Commission (the “SEC”) and the U.S. Department of Justice (the “DOJ”) under which both the SEC and the DOJ agreed not to prosecute the Company for violations of the Foreign Corrupt Practices Act of 1977, as amended (“FCPA”) relating to payments to customs officials and gifts to certain government officials in Argentina between 2005 and 2009.  The conduct, which was discovered and self-reported by the Company to the SEC and the DOJ, occurred in connection with the operations of PRL S.R.L., an indirect wholly-owned subsidiary of the Company.  The Non-Prosecution Agreements reflect the Company’s timely, voluntary and complete disclosure of the conduct, its full cooperation with the DOJ and the SEC, its acceptance of responsibility for and agreement not to contest the factual statements attached to the Non-Prosecution Agreements, its early and extensive remedial efforts and its existing and ongoing anti-corruption enhancements and its agreement to the other obligations set forth in the Non-Prosecution Agreements.

Under the Non-Prosecution Agreement with the SEC, the Company has agreed to cooperate with any continuing investigations into the conduct in Argentina and to pay to the SEC an aggregate amount of $734,846 for disgorgement and interest.

Under the Non-Prosecution Agreement with the DOJ, the Company has agreed to cooperate with any continuing investigations into the conduct in Argentina and to pay to the DOJ an aggregate amount of $882,000 in penalties.

The foregoing description of each of the Non-Prosecution Agreements is qualified in its entirety by reference to such agreements attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively, and incorporated herein in response to this Item 8.01.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

EXHIBIT NO.	DESCRIPTION
99.1	Non-Prosecution Agreement between the Division of Enforcement of the United States Securities and Exchange Commission and Ralph Lauren Corporation, dated as of April 22, 2013.

99.2	Non-Prosecution Agreement between the U.S. Department of Justice, Criminal Division, Fraud Section and Ralph Lauren Corporation, dated as of April 22, 2013.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RALPH LAUREN CORPORATION

Date: April 22, 2013	By:	/s/ Christopher H. Peterson
		Name:	Christopher H. Peterson
		Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibits	Description

99.1	Non-Prosecution Agreement between the Division of Enforcement of the United States Securities and Exchange Commission and Ralph Lauren Corporation, dated as of April 22, 2013.

99.2	Non-Prosecution Agreement between the U.S. Department of Justice, Criminal Division, Fraud Section and Ralph Lauren Corporation, dated as of April 22, 2013.